Genasys

The Critical Communications Company

Investor Presentation
Summer 2022

Forward-Looking Statements & Disclosures

Except for historical information contained herein, the matters discussed are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on these statements. We base these statements on particular assumptions that we have made in light of our industry experience, the stage of product and market development as well as our perception of historical trends, current market conditions, current economic data, expected future developments and other factors that we believe are appropriate under the circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including how the COVID-19 pandemic has adversely impacted worldwide supply chains and the ability to obtain sufficient component parts, including semiconductor chips and integrated circuits, resins, coating, and other equipment and components. Negative impacts on our supply change could have a material adverse effect on our business. Other risks and uncertainties are identified and discussed in our filings with the Securities and Exchange Commission.

parts, including semiconductor chips and integrated circuits, resins, coating, and other equipment and components. Negative impacts on our supply change could have a material adverse effect on our business. Other risks and uncertainties are identified and discussed in our filings with the Securities and Exchange Commission. These forward-looking statements are based on information and management's expectations as of the date hereof. Future results may differ materially from our current expectations. For more information regarding other potential risks and uncertainties, see the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2021. Genasys Inc. disclaims any intent or obligation to update those forward-looking statements, except as otherwise specifically stated.

Non-GAAP operational metrics

We include in this presentation Non-GAAP operational metrics of adjusted EBITDA, bookings and backlog, which we believe provide helpful information to investors with respect to evaluating the Company's performance. Adjusted EBITDA represents our net income before other income, net, income tax expense (benefit), depreciation and amortization expense and stock -based compensation. We do not consider these items to be indicative of our core operating performance. The items that are non-cash include depreciation and amortization expense and stock-based compensation. Adjusted EBITDA is a measure used by management to understand and evaluate our core operating performance and trends and to generate future operating plans, make strategic decisions regarding allocation of capital and invest in initiatives that are focused on cultivating new markets for our solutions. In particular, the exclusion of certain expenses in calculating adjusted EBITDA facilitates comparisons of our operating performance on a period-to-period basis.. Bookings is an internal, operational metric that measures the total dollar value of customer purchase orders executed in a period, regardless of the timing of the related revenue recognition. Backlog is a measure of purchase orders received that have not been shipped but are planned to ship within the next 12 months.

Genasys At-a-Glance (Nasdaq: GNSS)

Genasys

Global Provider of Critical Communications Systems and Solutions that Help Keep People Safe

45 Million+

Global Users

- Federal Governments, Agencies & Military
- State & Local Governments
- Enterprise

160
Worldwide Employees

7
Global Offices

Consistent Revenue Growth


CAGR 23%
$16.4
$20.3
$26.3
$37.0
$43.0
$47.0
FY16
FY17
FY18
FY19
FY20
FY21
($ in millions)

Diverse Customer Base in 100+ Countries

$12BN+
Market Opportunity



$140M
Market Cap

FY'21

$4.1M/9%
Adjusted EBITDA / Margin[1]

$6.2M
Cash Flow From Operations[2]

$0
Net Debt[3]

(1) Adjusted EBITDA adds back non-cash compensation - FYE 9/30/2021
(2) FYE 9/30/2021
(3) As of 9/30/2021

Rising Occurrence of Crises, Emergencies and Disasters

Genasys

Millions of people are threatened every day by natural disasters, pandemics, terrorism, active shooters, violent civil unrest, and other hazards

$12 BILLION TAM

Acoustic Hailing
$2 BN TAM



Mass Notification
$5.5 BN TAM



SaaS
$4.5 BN TAM



Escalating Global Crises Intensifies Need for Critical Communications Solutions

Source: Avascent, Barnes Reports, Gartner
(1) National Centers for Environmental Information
(2) Brookings Research - Global manufacturing scorecard
(3) Northland Research 05.14.2021
(4) SaaS TAM includes cross section of Zonehaven subscriptions to date

Genasys

Comprehensive Critical Communications Platform

Fully Integrated Hardware and Software Solutions Primed to Grow Our Business


SaaS
NEWS
IMNS
LRAD



LRAD®
Long Range Acoustic Devices



Zonehaven + GEM

SaaS
Genasys Emergency Management



IMNS
Integrated Mass Notification Systems


External Data, Sensors & Warnings
Government Agency
Web & Mobile Agency
Mobile Carrier
NEWS Alert Delivery
Alert Management
NEWS Alert Delivery
CB
SMS

NEWS
National Emergency Warning Systems Software

Cell Broadcast & Location-based SMS alerts deployment on mobile telecom networks

Global Leader in Acoustic Hailing Devices (LRAD)

Long Range Acoustic Devices (LRAD)

Genasys

LRAD

- *Innovators of LRAD, introduced in 2003*
- *Rugged, reliable, easy to operate mass notification systems*
- *Projects audio messages with exceptional clarity from close range out to 5,500 M*

LRAD Applications



Homeland & Border Security



Law Enforcement



Fire & Rescue



Defense



Critical Infrastructure



Wildlife Preservation & Asset Protection

GEM – Genasys Emergency Management SaaS Solutions

Keeping people informed through real-time, multichannel alerting

Multi-Channel Alerting

Cloud-based SaaS solution adds an intuitive layer onto existing physical and digital infrastructure



GEO-TARGETED MOBILE ALERTS
NOTIFICATIONS SENT TO SPEAKERS AND MOBILE PHONES THROUGH TCP/IP, SATELLITE, WIFI, GPRS/GSM, FIBER RADIO
BROADCAST WARNING SIRENS AND VOICE MESSAGES
NOTIFICATIONS CAN BE ACTIVATED THROUGH GENASYS SOFTWARE AND/OR MOBILE APP
INCOMING ALERT!
Genasys
Alert 1
SMS
This is a notification

GEM empowers companies to message their workforce on virtually any device anywhere in the world.

SaaS

GEM is currently used by cities, counties, agencies and enterprises in 17 states and 4 countries to keep citizens and employees safe

Zonehaven SaaS Platform Acquisition

Genasys

SaaS

- *Empowers public safety agencies and communities with tools to execute timely evacuations and orderly repopulations*
- *Stand-alone service and integrated into GEM platform*
- *Competitive advantage for landing GEM, IMNS and NEWS*
- *Bridges the gap between first responders and public by transforming disaster preparedness*

Genasys ZONEHAVEN

✓ *Planning*
✓ *Training*
✓ *Drills*
✓ *Alerting*
✓ *Comprehensive community outreach programs*


ZONEHAVEN.
EVAC
Empowering **first responders and agencies** with evacuation management tools to plan, train for, and execute live emergency solutions.


ZONEHAVEN.
AWARE
Providing the **community** with critical evacuation updates and resources, all in one place.

432 Fire Districts

19,000 Evacuation Zones

9.3M People Covered

~250 Cities

279 Law Enforcement Agencies

Integrated Mass Notification System (IMNS)

Unifies Software, Hardware, Sensor Inputs, and Output Channels

Genasys

SaaS



Mobile APP
Web Interface
Other Applications
External Data, Sensors & Warnings
Command & Control
GEM Zonehaven
Notification Delivery
TCP/IP
Satellite
WiFi
GPRS/GSM
Fiber
API
Alerting Channels
Standard ALERTING Features:
Aware
AWARE
SMS
Voice Calls
E-Mail
Mobile APP
Desktop Alerts
More...
Unified ALERTING Integrations:
Audible
Social Media
CAP / RSS / XML
Displays
IPAWS
More...

- GEM command-and-control generates alerts:
  - — Telecommunications / electronic (SMS, voice, mobile app, social media, etc.)
  - — Acoustic systems (voice or sound alerts)
  - — Physical systems (digital signage)
- Genasys speaker arrays operate when power and telecom infrastructure goes down
- Geo-specific, location-based mass messaging

National Emergency Warning Systems (NEWS)

Genasys

Solves Every Governments' Increasing Need to Communicate During Critical Events

NEWS


External Data, Sensors & Warnings
Government Agency
Web & Mobile Agency
Mobile Carrier
NEWS Alert Delivery
Alert Management
NEWS Alert Delivery
CB
SMS
Audible
Voice Calls
CAP
IPAWS
FEMA
Social Media

Integrates software, hardware and data with unique competitive advantages

- Mobile carrier NEWS Alert Delivery enabled for both SMS and Cell Broadcast
- Flexibility to include other warning options, including voice alerts
- Alerts sent faster to people in at-risk areas
- Platform includes SaaS and professional services

Genasys NEWS delivers critical SMS alerts to targeted populations in near real time

Other SMS alert providers take up to 15 minutes to locate the cell phones of people in at-risk areas

Genasys Software & IMNS Solutions Help Protect Over 45 Million People Globally

Genasys

Enterprise

Global Automaker

US State, Local, and Education (SLED)

International

Investing to Boost Growth and Improve Profitability

Genasys

FY2022 – FY 2023 | **FY 2024 - 2025**

Ongoing Investment

Building Foundation to Ramp SaaS Revenue

Adding SW engineering staff, sales team, and business development offices in key regions

Activating Growth

Increasing SaaS & IMNS Growth

Improving Profitability Metrics

Expanding gross margins, increasing profitability on an Adjusted EBITDA basis

Foundational Support from Strong Balance Sheet[1] and Stable Cash Generation

$20.7M[1] Cash	$0[1] Debt	$10M[1] Undrawn LOC

(1) Cash, cash equivalents and marketable securities, and net debt as of September 30, 2021
(2) For 12 months ended September 30, 2021

Genasys

ZONEHAVEN SaaS

GROWTH LEVER

Revenue Catalyst with Significant Competitive Advantages

- Unique SaaS platform
- Integrated into GEM platform software layer
- Cross selling GEM to Zonehaven customers and upselling Zonehaven to GEM customers



(2)

Growth Since Acquisition[1]

+156% Law Enforcement Agencies

+443% Evacuation Zones

+133% People Covered

+190% Fire Districts

Expanding U.S. Footprint

2021 | Next 3-5 Years


ZONEHAVEN

(1) Growth since Zonehaven was acquired by Genasys in June 2021
(2) Zonehaven EVAC platform

Genasys

GEM SaaS

GROWTH LEVER

Evolving Corporate View of Crisis Management

- Increasingly connected and safety-focused work and business environment
- Organizations require more sophisticated crisis event management solutions
- Corporate use cases constantly evolving to address company needs and employee safety



Large Market

$45BN+[1]
Annual cost of disasters

295M[2]
Manufacturing Employees

+

Attractive Economics

99%
of Enterprise Deals are SaaS[3]

+

Evolving View

Reactive → Proactive

Source: Avascent, Barnes Reports, Gartner
(1) National Centers for Environmental Information
(2) Brookings Research - Global manufacturing scorecard
(3) Northland Research 05.14.2021

IMNS SaaS

GROWTH LEVER

Comprehensive Emergency Warning & Response Solution

- Input sensors, GEM software, multiple output channels
- Communicates emergency warnings across multiple platforms in real time
- Provides at risk individuals, groups and large populations multiple means of receiving life safety alerts, notifications and information



Large Market

$5.5BN+

Addressable Market

+

Unique Offering

Software + Hardware

Unified Platform

Significant Bookings and Backlog Growth



CAGR 35%
($ in millions)
$14.5
$28.3
$36.5
$45.9
$36.0
$64.0
FY16
FY17
FY18
FY19
FY20
FY21

Bookings[1]



CAGR 63%
($ in millions)
$3.1
$11.9
$23.6
$27.0
$16.6
$36.0
FY16
FY17
FY18
FY19
FY20
FY21

Backlog (2)

(1) Non-cancelable orders received in fiscal year.
(2) Backlog is a measure of purchase orders received that have not been shipped but are planned to ship within the next 12 months

Consistent Revenue Growth with Positive Adj. EBITDA

Genasys

"Growth Spending" impacting near-term EBITDA as We Add Resources to Support SaaS Growth Strategy


CAGR 23%
$16.4
$20.3
$26.3
$37.0
$43.0
$47.0
FY16
FY17
FY18
FY19
FY20
FY21
($ in millions)

Revenue

Record revenue trend expected to continue in FY'22

9% Adjusted EBITDA Margin in FY21


($0.8) 1
$0.5
($0.4)
$4.7
$7.8
$4.1
FY16
FY17
FY18
FY19
FY20
FY21
($ in millions)

Adjusted EBITDA

Operating expense increase reflects strategic "growth spending" to accelerate SaaS revenue ramp

Note: Adjusted EBITDA - EBITDA plus share-based compensation
*(1) Includes $1.1M of non-recurring expenses related to proxy settlement and separation costs associated with departure of former management

Long-term Economic Model

Revenue Growth, Higher Gross Margin and Scale Improves Profitability

Revenue Drivers in the Next 3-5 Years:

- **Macro backdrop increasing demand for Critical Communications**
- **Growing software pipeline drives revenue growth and margin lift**
- **Zonehaven greenfield opportunity in U.S. and International markets**


$43.0
$7.8
$22.6
$16.6
$6.0
FY20
$47.0
$4.1
$23.0
$22.0
$1.0
FY21
~$58.0
~50%
~50%
$3.0
$0.0
Breakeven
Adjusted EBITDA
Operating Income
OpEx
Gross Profit


$80.0
60% - 65%
45% - 50%
22% - 26%
15% - 16%

3-5 year targets for Revenue, Gross Margin, OPEX, and Operating and Adjusted EBITDA Margin

Targeted Opportunities for Accelerated Growth

Multiple Paths to Software/SaaS Revenue Expansion



Sources Revenue Growth in Next 3-5 Years to $80 M
$43.0
$47.0
$80.0
FY2020
FY2021
GEM & ZH (US)
IMNS
GEM & ZH (International)
3 - 5 Years

Opportunities

- ✓ Increasing GEM and Zonehaven expansion in domestic SLED and Enterprise
- ✓ Expansion of IMNS
- ✓ International GEM and Zonehaven deployments

2020 Zonehaven, GEM, IMNS California Installations

Genasys


THE GREAT SEAL OF THE STATE OF CALIFORNIA
EUREKA
Sacramento
Stockton
San Francisco
CALIFORNIA
Bakersfield
Los Angeles
San Diego
Las Vegas
Santa Barbara
Mexicali

- 7 Counties
- ~60 Cities
- 4 Million CA residents covered

Expansion of Zonehaven, GEM, IMNS in California


NEVADA
Las Vegas
San Diego

Genasys Installations as of June 2022

- 19 Counties
- ~250 Cities
- 9.3 Million CA residents covered

Additional Counties & Cities currently in contract cycle

Genasys Investment Highlights


Genasys Emergency Management (GEM) & Zonehaven SaaS
National Emergency Warning Systems (NEWS)
Integrated Mass Notification Systems (IMNS)
Long Range Acoustic Devices (LRAD)

1. **Proven Track Record of Execution** – Winning large, multi-year contracts with municipalities, governments, military and defense organizations, and commercial enterprises globally

2. **Multiple Growth Levers** – Grow SaaS SLED and enterprise revenue with GEM, Zonehaven & IMNS

   U.S. & International GEM, Zonehaven & IMNS expansion

3. **Improving Financial Profile with SaaS** – SaaS revenue growth to lift gross margin and improve profitability

Genasys™

The Critical Communications Company

APPENDIX

Global Support for Our Customers

Helping Address a Global Problem



Genasys
Headquarters
Software Development
Business Development Office
Europe
Genasys II Spain, S.A.U.
Genasys Communications Canada ULC
Genasys Inc. Headquarters
Genasys Puerto Rico LLC
LATAM
Genasys Inc. Branch (Dubai)
Genasys Singapore PTE. LTD.
GREENLAND
CANADA
UNITED STATES
RUSSIA
CHINA
AUSTRALIA

- Over 100 reps and resellers around the world
- New offices and staff added in 2021 – Canada, Dubai, Puerto Rico, and Singapore

Track Record of Delivering Innovation, Trust and Safety

Genasys

Trust

As the inventors of LRAD, Genasys is a known and trusted leader in the critical communications space

Safety

Genasys provides timely information and instructions people need to stay safe during and after a critical situation

Unified

Genasys is a complete solution that can receive input from virtually any sensor and to any output

2003



First LRAD system

2012



First voice-based multidirectional mass notification systems

2018



Mass Notification revolutionized with Genasys acquisition

2020



Enterprise market expansion with AMIKA Mobile

2021



Zonehaven software for Evacuation Management

Strategic Software Acquisitions (2018–2021)

Australia's Unified Multi-Channel Mass Notification Software System

Genasys

PROBLEM

- Severe heatwave, drought and wind gusts up to 100 km/h combined to fuel Australia's deadliest bushfires on February 7, 2009, injuring 414 people and claiming 173 lives
- Black Saturday fires raced across the state of Victoria for several weeks, burning more than 2,000 homes over 450,000 hectares, destroying several communities and leaving thousands homeless

REACTION

- National outcry that the Australian government had failed to adequately warn the public
- Australian government moved to create a location-based public warning system to reach over 95% of the population

SOLUTION

- Australian officials worked with Genasys and major telecom providers to implement a **location-based SMS public warning system**
- With no opt in or app download required, NEWS delivers **emergency alerts to populations at risk** to help keep Australia's residents and visitors safe

16,000
AVERAGE MESSAGES PER SECOND

96%
SUCCESSFUL DELIVERY RATE

180M
TOTAL MESSAGES DELIVERED





Genasys' NEWS real-time location-based SMS software technology sends geo-specific alerts to all cell phones in crisis-affected areas

GEM Case Study: Enterprise Critical Communications Solution for a Global Automaker

SITUATION

A Global Automaker an improved solution to manage workplace incidents

- Software that allows employees to report a workplace incident or security breach
- Enable managers to quickly respond and deploy resources in real-time

PROBLEM

- Existing solution did not integrate with active directories, Human Resources, visitor management or building control systems
- Difficult to upkeep system across multiple facilities and countries
- On-going price increases from existing provider on an inefficient solution

SOLUTION

- Intuitive GEM system enabled full integration into existing ERP system for automatic system updates on an employee's status or location
- Notifications delivered via multiple channels - voice calls, SMS messages, email, desktop alerts, WhatsApp and corporate communication channels to workers, contractors and visitors

Project Scope

25,000	11	3
# OF EMPLOYEES RECEIVING LIFE SAFETY AND CRITICAL EVENT NOTIFICATIONS	STATES SERVICED	COUNTRIES

GEM Delivers a Better Solution

> Rapid deployment
> Real-time monitoring
> Increased employee productivity & accountability
> Timely incident response
> Workplace task flexibility
> Easy and intuitive application
> Non-compliance and exception alerts
> Real-time incident alerts
> Pre-configured reports
> Format flexibility

GEM Case Study: Salvation Army

Genasys

The Salvation Army's Western Territory needed a coordinated COVID-19 response for over 300 community centers across 13 states

Changing requirements and conditions during the pandemic required efficient information exchange with personnel and volunteers



GROUP
Intermountain Division
DESCRIPTION
Intermountain Division Headquarters
SERVICES
Division Headquarters
ADDRESS
COVID-19 INTERACTIVE LIVE MAP
Live Update
23 Aug 2021
h 10:00
Confirmed
Active
Deaths
190,188,472
31,601,028
4,055,029
Confirmed USA
Active USA
Deaths USA
33,897,558
33,296,923
600,635
C-19 CASES
C-19 HEATMAP
LOCATIONS
TESTING
DOING THE MOST GOOD

GEM provides situational awareness, transparent communications and advanced GIS capabilities using geographic analysis and algorithms that combine data sources with location and movement information

Advanced visualization, geographic permissions, influence areas, buffers and other tools support the critical decision-making process of organizations and enterprises during crisis situations

IMNS Case Study: Laguna Beach Emergency Warning System

Providing Critical Communication in Disaster Zones and Protecting Communities

Genasys

SITUATION

- Faced with multiple public safety threats, the City of Laguna Beach required a city-wide emergency warning system capable of providing residents and visitors critical notifications and instructions
- System needed cover large areas, be capable of broadcasting voice messages with exceptional clarity, and integrate with the city's existing police and emergency management software

PROBLEM

- Emergency warning installations were incapable of broadcasting intelligible voice notifications with critical information about the nature of the emergency and potentially life-saving instructions
- Cell phone alerts are dependent on cell towers that are prone to failure during power outages and wildfires

SOLUTION

- Laguna Beach selected LRAD DS-60XL with superior coverage, vocal clarity and discreet visual footprint
- Proprietary technology focuses sound from 60° – 360° for customized mass notification coverage
- Genasys speaker array broadcasts are clearly heard and understood inside vehicles and buildings and above background noise




Genasys
App Sample Screen

Genasys™

The Critical Communications Company

THANK YOU!

Investor Relations contact:
Kim Rogers
Hayden IR
Kim@HaydenIR.com
385-831-7337